UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report 03/22/07

ITEC ENVIRONMENTAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

033-31067
(Commission File Number)

311705310
(IRS Employer Identification No.)

5300 Claus Road
Riverbank, CA 95367

(209) 848-3900
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 503. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Definitive Schedule 14C filed by Itec Environmental Group, Inc. (the “Company”) on February 22, 2007 (File No. 033-31067), whereby, the Company amended its Certificate of Incorporation with the state of Delaware (the “Amendment”).

The Amendment allowed the Company to (i) change its name from “Itec Environmental Group, Inc.” to “ECO2 Plastics, Inc.” and (ii) revise the indemnification provision in accordance with the Company's employment agreement with Rodney S. Rougelot to provide for maximum indemnification and limitation of liability to directors and officers under Delaware law.

On March 22, 2007, the Company received notice from the state of Delaware confirming the effectiveness of the Amendment. The effective date of the amendment with the state of Delaware was March 12, 2007. Effective March 26, 2007, the Company’s new ticker symbol will be “ECOO.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEC ENVIRONMENTAL GROUP, INC.

(Registrant)

Date: March 23, 2007

/s/ Rodney S. Rougelot

Rodney S. Rougelot, CEO